UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 19, 2016

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CITRIX SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27084	75-2275152
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

851 West Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 267-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The information under this Item 2.02, including the press release attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On April 20, 2016, Citrix Systems, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2016.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Accounting Officer

On April 19, 2016, the Board of Directors (the “Board”) of the Company appointed Jessica Soisson, the Company’s current Group Director, Worldwide Revenue Operations, as principal accounting officer and Corporate Controller. Ms. Soisson will replace David Zalewski as the Company’s principal accounting officer. Ms. Soisson’s appointment was effective April 19, 2016.

Ms. Soisson, 42, has served as the Company’s Group Director, Worldwide Revenue Operations, since July 2010. Prior to this appointment, Ms. Soisson served as Controller, Corporate Accounting from May 2005 to July 2010 and as Senior Manager, Corporate Accounting from November 2001 to May 2005.

Ms. Soisson has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Ms. Soisson is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Soisson has not entered into any material plan, contract, arrangement or amendment in connection with her appointment as principal accounting officer.

Directors Not Standing for Re-election

As announced on April 20, 2016, Thomas F. Bogan and Francis deSouza, each a member of the Board since 2003 and 2014, respectively, will not stand for re-election at the Company’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”) to be held on June 23, 2016. Mr. Bogan and Mr. deSouza will continue to serve as directors until the 2016 Annual Meeting.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1*	Press release dated April 20, 2016 of Citrix Systems, Inc.

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Date: April 20, 2016	By:	/s/ David J. Henshall
	Name:	David J. Henshall
	Title:	Executive Vice President, Chief Operating Officer
and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1*	Press release dated April 20, 2016 of Citrix Systems, Inc.

*   Furnished herewith.